Transamerica Advisors Life Insurance Company of New York

Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499
October 29, 2010
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D
ML of New York IRA Annuity — Registration No. 333-98283
ML of New York Investor Choice — IRA Series — Registration No. 333-119797
Commissioners:
Transamerica Advisors Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended August 31, 2010, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Mailings:
The American Funds: The Growth Fund of America, Inc., SEC File No.: 811-00862
BlackRock Capital Appreciation Fund, Inc., SEC File No.: 811-06669
BlackRock Global Growth Fund, Inc., SEC File No.: 811-08327
MFS Series Trust I — Core Growth Fund, SEC File No.: 811-04777
MFS Series Trust IV — Mid Cap Growth Fund, SEC File No.: 811-02594
MFS Series Trust I — Research International Fund, SEC File No.: 811-04777
Oppenheimer Capital Appreciation Fund, SEC File No.: 811-03105
Oppenheimer Main Street Fund, SEC File No.: 811-05360
Templeton Foreign Fund; SEC File No.: 811-02781
Templeton Growth Fund, Inc., SEC File No.: 811-04892
Semi-Annual Report Mailings:
Columbia Marsico Growth Fund, SEC File No.: 811-09645
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,
/s/ Darin Smith

Darin Smith
General Counsel